________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 30, 2006

GSR MORTGAGE LOAN TRUST 2006-AR1
(Exact name of Issuing Entity as specified in its charter)

GS MORTGAGE SECURITIES CORP.
(Exact name of Depositor as specified in its charter)

GOLDMAN SACHS MORTGAGE COMPANY
(Exact name of Sponsor as specified in its charter)
Delaware	333-127620	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2006-AR1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-127620) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,336,882,200 aggregate principal amount of Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3, Class 2A4, Class 2A5, Class 3A1, Class 3A2, Class B1, Class B2, Class B3, Class R and Class RC (the “Publicly Offered Certificates”) on January 30, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 17, 2005, as supplemented by the Prospectus Supplement dated January 26, 2006, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of January 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator, master servicer and a custodian, JPMorgan Chase Bank, N.A., as a custodian, Deutsche Bank National Trust Company, as a custodian, and U.S. Bank National Association, as Trustee, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, January 2006 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2.  The “Certificates” consist of the Publicly Offered Certificates and the Class B4, Class B5 and Class B6 Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $1,350,386,698 as of January 1, 2006, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.5.1

Master Servicing and Trust Agreement dated as of January 1, 2006, among GS Mortgage Securities Corp., as Depositor, U.S. Bank National Association, as Trustee, JPMorgan Chase Bank, National Association, as a Custodian, Wells Fargo Bank, N.A., as Securities Administrator, Master Servicer and a Custodian, and Deutsche Bank National Trust Company, as a Custodian

4.5.2

Standard Terms to Master Servicing and Trust Agreement (January 2006 Edition)

99.1

Mortgage Loan Sale and Servicing Agreement dated as of December 1, 2005, among American Home Mortgage Corp., American Home Mortgage Servicing, Inc. and Goldman Sachs Mortgage Company

99.2

Servicing Agreement dated as of July 1, 2004, between Goldman Sachs Mortgage Company and Countrywide Home Loans Servicing LP

99.3

Amended and Restated Flow Sale and Servicing Agreement dated as of January 1, 2006, between Goldman Sachs Mortgage Company and GMAC Mortgage Corporation

99.4

Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Goldman Sachs Mortgage Company and Lydian Private Bank

99.5

Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of January 1, 2006, between Goldman Sachs Mortgage Company and National City Mortgage Co.

99.6

Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Goldman Sachs Mortgage Company and Wells Fargo Bank, N.A.

99.7

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, American Home Mortgage Servicing, Inc., as servicer, and American Home Mortgage Corp., as seller

99.8

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among GS Mortgage Securities Corp., as assignor, U.S. Bank National Association, as assignee, American Home Mortgage Servicing, Inc., as servicer, and American Home Mortgage Corp., as seller

99.9

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Countrywide Home Loans Servicing LP, as servicer

99.10

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Countrywide Home Loans, Inc., as seller

99.11

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among GS Mortgage Securities Corp., as assignor, U.S. Bank National Association, as assignee, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc., as seller

99.12

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and GMAC Mortgage Corporation, as seller and servicer

99.13

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among GS Mortgage Securities Corp., as assignor, U.S. Bank National Association, as assignee, and GMAC Mortgage Corporation, as seller and servicer

99.14

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Lydian Private Bank, as seller and servicer

99.15

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among GS Mortgage Securities Corp., as assignor, U.S. Bank National Association, as assignee, and Lydian Private Bank, as seller and servicer

99.16

Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and National City Mortgage Co., as seller and servicer

99.17

Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among GS Mortgage Securities Corp., as assignor, U.S. Bank National Association, as assignee, and National City Mortgage Co., as seller and servicer

99.18

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Wells Fargo Bank, N.A., as seller and servicer

99.19

 Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among GS Mortgage Securities Corp., as assignor, U.S. Bank National Association, as assignee, and Wells Fargo Bank, N.A., as seller and servicer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:  /s/ Greg A. Finck

      Name: Greg A. Finck

      Title:   Managing Director

Dated:  January 30, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.5.1

Master Servicing and Trust Agreement dated as of January 1, 2006, among GS Mortgage Securities Corp., as Depositor, U.S. Bank National Association, as Trustee, JPMorgan Chase Bank, National Association, as a Custodian, Wells Fargo Bank, N.A., as Securities Administrator, Master Servicer and a Custodian, and Deutsche Bank National Trust Company, as a Custodian

4.5.2

Standard Terms to Master Servicing and Trust Agreement (January 2006 Edition)

99.1

Mortgage Loan Sale and Servicing Agreement dated as of December 1, 2005, among American Home Mortgage Corp., American Home Mortgage Servicing, Inc. and Goldman Sachs Mortgage Company

99.2

Servicing Agreement dated as of July 1, 2004, between Goldman Sachs Mortgage Company and Countrywide Home Loans Servicing LP

99.3

Amended and Restated Flow Sale and Servicing Agreement dated as of January 1, 2006, between Goldman Sachs Mortgage Company and GMAC Mortgage Corporation

99.4

Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Goldman Sachs Mortgage Company and Lydian Private Bank

99.5

Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of January 1, 2006, between Goldman Sachs Mortgage Company and National City Mortgage Co.

99.6

Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Goldman Sachs Mortgage Company and Wells Fargo Bank, N.A.

99.7

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, American Home Mortgage Servicing, Inc., as servicer, and American Home Mortgage Corp., as seller

99.8

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among GS Mortgage Securities Corp., as assignor, U.S. Bank National Association, as assignee, American Home Mortgage Servicing, Inc., as servicer, and American Home Mortgage Corp., as seller

99.9

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Countrywide Home Loans Servicing LP, as servicer

99.10

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Countrywide Home Loans, Inc., as seller

99.11

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among GS Mortgage Securities Corp., as assignor, U.S. Bank National Association, as assignee, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc., as seller

99.12

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and GMAC Mortgage Corporation, as seller and servicer

99.13

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among GS Mortgage Securities Corp., as assignor, U.S. Bank National Association, as assignee, and GMAC Mortgage Corporation, as seller and servicer

99.14

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Lydian Private Bank, as seller and servicer

99.15

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among GS Mortgage Securities Corp., as assignor, U.S. Bank National Association, as assignee, and Lydian Private Bank, as seller and servicer

99.16

Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and National City Mortgage Co., as seller and servicer

99.17

Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among GS Mortgage Securities Corp., as assignor, U.S. Bank National Association, as assignee, and National City Mortgage Co., as seller and servicer

99.18

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Wells Fargo Bank, N.A., as seller and servicer

99.19

Assignment, Assumption and Recognition Agreement dated as of January 1, 2006, among GS Mortgage Securities Corp., as assignor, U.S. Bank National Association, as assignee, and Wells Fargo Bank, N.A., as seller and servicer